                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                  /s/ Ned C. Lautenbach
                                          -------------------------------------
                                                    Ned C. Lautenbach

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                   /s/ Allan M. Kline
                                          -------------------------------------
                                                     Allan M. Kline

Date: April 14, 2000

                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                   /s/ John R. Peeler
                                          -------------------------------------
                                                     John R. Peeler

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                 /s/ Joseph L. Rice, III
                                          -------------------------------------
                                                   Joseph L. Rice, III

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:



                                                     /s/ Brian D. Finn
                                                     __________________________
                                                      Brian D. Finn

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                    /s/ Marvin L. Mann
                                                    ---------------------------
                                                    Marvin L. Mann

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                    /s/ Brian H. Rowe
                                          -------------------------------------
                                                      Brian H. Rowe

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                  /s/ William O. McCoy
                                          -------------------------------------
                                                    William O. McCoy

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                  /s/ Peter M. Wagner
                                                -------------------------------
                                                     Peter M. Wagner

Date: April 14, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                                  /s/ Victor A. Pelson
                                          ---------------------------------
                                                    Victor A. Pelson

Date: April 17, 2000

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Dynatech Corporation ("Dynatech"), the Registration Statement of Dynatech on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of Dynatech and shares of newly issued common stock of Dynatech, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable Dynatech to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:

                                          /s/ Richard J. Schnall
                                          ------------------------------
                                          Richard J. Schnall

Date: April 14, 2000

                                       11